Exhibit 10.3

           SUBSCRIPTION AGREEMENT



New Harvest Capital Corporation
225 West 37th Street
New York, NY 10018

Dear Sirs:

     The undersigned (the "Investor") hereby
tenders his subscription for and offers to acquire 700,000 shares of Common Stock
(the "Shares") of New Harvest Capital Corporation
(the "Company").

     The Company represents and warrants
to the Investor that (a) the authorized number of Shares is 300,000,000; and (b) the issued and outstanding number of Shares as of February
1, 2002 is 88,999,999.

     1.   Subscription.  The purpose of this
is to issue 700,000 Shares to me in exchange for services rendered to the Company in the amount of $3,500 ($.005 per Share).

     2.   Representations of the Investor.
The Investor, recognizing that the Company will be relying on the information and on the representations set forth herein, hereby represents, warrants and agrees as follows:

     (a)  The Investor understands that the
     offer and sale of the Shares is being made by means of this Subscription Agreement, and is aware of the high degree of risk associated with an investment in the Shares.

     (b)  The Investor is a person who is able
     to bear economic risks including a loss of an investment in the Shares.

     (c)  The Investor is purchasing the Shares
     issued pursuant to this Subscription
     Agreement for his own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares; provided, however, the Investor shall have the right to transfer the securities to third parties pursuant to an exemption from registration under the Securities Act of 1933 (the "Act"). In connection with any such future transfer, the Company will accept an acceptable opinion of counsel to the Investor as to the existence of any exemption.
     The Investor hereby acknowledges his
     understanding that the Shares are not being registered under the Act or any state securities laws, on the ground that the issuance and sale of the Shares to the Investor is exempt under the Act and relevant state securities laws, as a small offering and not involving a public offering. The Investor agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available.

     The Investor further acknowledges his
     understanding that the Company's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by the Investor and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, the undersigned were acquiring the Shares for resale on the occurrence or non-occurrence of some predetermined event. In order to induce the Company to issue and sell the Shares subscribed for hereby to the Investor, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but the Investor, except as set forth herein.

     (d)  All information contained in this
     Subscription Agreement is correct and
     complete. Any material change occurring in this Subscription Agreement prior to acceptance of this subscription shall be promptly reported to the Company. The
     Investor, in connection with his investment in the Company, has sufficient knowledge and experience in matters relating to business and financial matters in general and he is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

     (e)  The address set forth in this Subscription
     Agreement is his true and correct
     primary residence, and he has no present intention of becoming a resident of any other state or jurisdiction.

     (f)  The Investor acknowledges and is aware
     that, except as set forth herein, the
     Investor will not transfer or assign this subscription, the Shares or any interest therein;
     if and to the extent this subscription is accepted, the assignment and transferability of the Shares subscribed for by the Investor will be governed by this Subscription
     Agreement and all applicable laws.

     (g)  The Investor acknowledges and is aware
     that this subscription is voidable by the Investor within three days after the first tender of consideration is made by the Investor to the Company, an agent of the Company or an escrow agent. Subsequent to this three day period, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements of the Investor in connection herewith shall survive the death or disability of the Investor.

     (h)  The Investor has been given access to
     full and fair disclosure of all material information concerning the Company. The
     Investor has also been given the opportunity to ask questions of, and receive answers from, management of the Company regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

     The Investor may have access to whatever additional information concerning the
     Company, its financial condition, business, prospects, management, capitalization, and other similar matters, that the Investor or his purchaser representative, if any, desires, provided that the Company can acquire such information without unreasonable effort or expense.

     (i)  The Investor has received and carefully
     reviewed the Memorandum, and except
     for the Memorandum, the Investor has not been furnished with any other materials or literature relating to the offer and sale of the Shares.

     (j)  The Investor has had the opportunity
     to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (h) and (i) hereof.

     (k)  The Investor acknowledges that the
     proposed use of  proceeds from the      purchase
     of the Shares in this offering is for general working capital purposes.

     (l) The Investor acknowledges that the shares of Common Stock to be issued pursuant to this Subscription Agreement will be legended as follows:

          THE SECURITIES EVIDENCED OR CONSTITUTED
          HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD,
          TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS
          THE REGISTRATION PROVISIONS OF THE SECURITIES
          ACT OF 1933 ("THE ACT") HAVE BEEN COMPLIED WITH
          OR UNLESS THE COMPANY HAS RECEIVED AN OPINION
          OF ITS COUNSEL OR COUNSEL REASONABLY
          SATISFACTORY TO THE COMPANY THAT SUCH
          REGISTRATION IS NOT REQUIRED.

     (m) This Subscription Agreement superceeds any and all documents, agreements, whether written or oral, or other commitments heretofore entered having to do with ownership of the Company between the Investor and the Company.

     3. Indemnification. The Investor hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, shareholders, employees, agents and attorneys of each such entity against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Subscription Agreement or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

     4.   Survival of Representations, Warranties
and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Shares.

     5.   Acceptance of Subscription.  The
Company may accept this Subscription
Agreement at any time for the Shares
subscribed for by executing a copy hereof as provided and notifying the Investor. The
Investor understands that the Company may, in its sole discretion, reject this subscription or may accept only a portion of this subscription.

                 SIGNATURE PAGE


     IN WITNESS WHEREOF,  the undersigned
has executed this Subscription Agreement this 15th day of February, 2002.

Individual Signature:

 /s/Jerrold Walkenfeld
    Jerrold Walkenfeld


Print Name of Subscriber

Number of Shares Subscribed for: 700,000


Social Security Number

Address:                      Address for notices if different:

Number and Street             Number and Street

City      State   Zip Code    City      State    Zip Code




            ACCEPTANCE OF SUBSCRIPTION


         NEW HARVEST CAPTIAL CORPORATION


     The foregoing subscription is hereby accepted by New Harvest Capital Corporation this 15th day of
February, 2002, for 700,000 Shares.


                     NEW HARVEST CAPITAL CORPORATION


                     By: /s/Joseph L. Murphy
                     Name:  Joseph L. Murphy
                     Title: President